Press Release	Source: Cushing® Asset Management, LP
d/b/a NXG Investment Management

NXG Cushing® Midstream Energy Fund (NYSE: SRV) Announces Terms of Rights Offering and Announces December Monthly Distribution

Friday, November 10, 2023

Dallas, TX: The board of trustees (the “Board”) of NXG Cushing® Midstream Energy Fund (NYSE: SRV) (the “Fund”) has approved the terms of the issuance of transferable rights (“Rights”) to the holders of the Fund’s common shares (the “Common Shareholders”) of beneficial interest, par value $0.001 per share (“Common Shares”), as of the record date, entitling the holders of those Rights to subscribe for Common Shares (the “Offer”). The Board, based on the recommendations and presentations of the Fund’s investment adviser, Cushing® Asset Management, LP, doing business as NXG Investment Management (the “Investment Adviser”), and others, has determined that it is in the best interests of the Fund and the Common Shareholders to conduct the Offer and thereby to increase the assets of the Fund available for investment. In making this determination, the Board considered a number of factors, including potential benefits and costs. In particular, the Board considered the Investment Adviser’s belief that the Offer would enable the Fund to take advantage of existing and future investment opportunities that may be or may become available, consistent with the Fund’s investment objective to obtain a high after-tax total return from a combination of capital appreciation and current income. The Offer also seeks to provide an opportunity to existing Common Shareholders to purchase Common Shares at a discount to market price (subject to a sales load).

The record date for the Offer is currently expected to be November 21, 2023 (the “Record Date”). The Fund will distribute to Common Shareholders on the Record Date (“Record Date Common Shareholders”) one Right for each Common Share held on the Record Date. Common Shareholders will be entitled to purchase one new Common Share for every three Rights held (1 for 3); however, any Record Date Common Shareholder who owns fewer than three Common Shares as of the Record Date will be entitled to subscribe for one Common Share. Fractional Common Shares will not be issued.

The proposed subscription period will commence on the Record Date and is currently anticipated to expire on December 14, 2023, unless extended by the Fund (the “Expiration Date”). Rights may be exercised at any time during the subscription period. The Rights are transferable and are expected to be admitted for trading on the New York Stock Exchange LLC (the “NYSE”) under the symbol “SRV RT” during the course of the Offer.

The subscription price per Common Share (the “Subscription Price”) will be determined on the Expiration Date, and will be equal to 92.5% of the average of the last reported sales price of a Common Share of the Fund on the NYSE on the Expiration Date and each of the four (4) immediately preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 92.5% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on the Expiration Date, the Subscription Price will be 88% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on that day. The estimated Subscription Price has not yet been determined by the Fund.

Record Date Common Shareholders who exercise all of their primary subscription Rights will be eligible for an over-subscription privilege entitling Record Date Common Shareholders to subscribe, subject to certain limitations and allotment, for any additional Common Shares not purchased pursuant to the primary subscription.

The Offer will be made only by means of a prospectus supplement and accompanying prospectus. The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus supplement and accompanying prospectus for the Offer to Record Date Common Shareholders within the United States shortly following the Record Date. To exercise their Rights, Common Shareholders who hold their Common Shares through a broker, custodian or trust company should contact such entity to forward their instructions to either exercise or sell their Rights on their behalf. Common Shareholders who do not hold Common Shares through a broker, custodian, or trust company should forward their instructions to either exercise or sell their Rights by completing the subscription certificate and delivering it to the subscription agent for the Offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus supplement.

The Fund will pay expenses associated with the Offer which will be borne indirectly by the Fund’s Common Shareholders.

The Fund reserves the right to modify, postpone or cancel the Offer.

December Monthly Distribution

The Fund declared a monthly distribution of $0.45 per common share for December 23, 2023. The monthly distribution will be payable to common shareholders pursuant to the table below:

Record Date	Ex-Dividend Date	Payment Date	Distribution Amount	Return of Capital Estimate[1]
12/5/2023	12/4/2023	12/29/2023	$0.45	100%

1	Return of capital is the return of a portion of the shareholder’s original investment. The return of capital estimate is based on the Fund’s current anticipated earnings and profits for the fiscal year and does not include a projection of gains and losses on the sale of securities which may occur during the remainder of the year. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Therefore, investors should not draw any conclusions about the Fund’s investment performance from the amount of any distribution. The final determination of the source of the Fund’s distributions will be made and reported to shareholders in early 2024, after the end of the calendar year when the Fund determines its earnings and profits for the year. The final tax status of each distribution may differ substantially from this preliminary information.

The distribution shall be paid on the payment date unless the payment of such distribution is deferred by the Fund’s Board of Trustees upon a determination that such deferral is required in order to comply with applicable law or to ensure that the Fund remains solvent and able to pay its debts as they become due and continue as a going concern.

The December monthly distribution will not be payable with respect to Common Shares that are issued pursuant to the Offer after December 5, 2023.

In addition, the Fund has previously declared a regular monthly distribution to Common Shareholders in an amount of $0.45 per share payable on November 30, 2023 with a record date of November 3, 2023, which will not be payable with respect to Common Shares that are issued pursuant to the Offer.

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The information herein is not complete and is subject to change. A registration statement relating to these securities has been filed with the SEC but has not yet become effective. The securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective.

This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus supplement and accompanying prospectus, once the registration statement has become effective. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The Fund’s prospectus supplement and accompanying prospectus, when available, will contain this and additional information about the Fund and additional information about the Offer, and should be read carefully before investing. For further information regarding the Offer, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund’s information agent:

EQ Fund Solutions, LLC

55 Challenger Road, Suite 201

Ridgefield Park, NJ 07660

(800) 207-2872

About NXG Investment Management

The Investment Adviser is an SEC-registered investment adviser headquartered in Dallas, Texas. Cushing serves as investment adviser to affiliated funds and managed accounts. Cushing Asset Management, LP is doing business as NXG Investment Management, providing Next Generation investment strategies to investors seeking long-term growth in companies focused on a clean and sustainable future as well as traditional and transformational infrastructure companies.

About NXG Cushing® Midstream Energy Fund

The Fund is a non-diversified, closed-end management investment company with an investment objective to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of Managed Assets in a portfolio of midstream energy investments. The Fund considers midstream energy investments to be investments that offer economic exposure to securities of midstream energy companies, which are companies that provide midstream energy services, including the gathering, transporting, processing, fractionation, storing, refining and distribution of natural resources, such as natural gas, natural gas liquids, crude oil refined petroleum products, biofuels, carbon sequestration, solar, and wind. The Fund considers a company to be a midstream energy company if at least 50% of its assets, income, sales or profits are committed to, derived from or otherwise related to midstream energy services. The Fund’s Common Shares are traded on the NYSE under the symbol "SRV."

The Fund utilizes leverage as part of its investment strategy. There can be no assurance that the Fund will achieve its investment objectives.

IMPORTANT INFORMATION

This press release contains certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are “forward-looking statements.” Although the Fund and the Investment Adviser believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Fund’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, the Fund and the Investment Adviser do not assume a duty to update these forward-looking statements.

For information about the Fund, please contact your financial advisor.

Contact:

Blake Nelson

NXG Investment Management

214-692-6334

nxgim.com

NOT FDIC INSURED	NO BANK GUARANTEE	MAY LOSE VALUE